Exhibit 10.17

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

SUPPLY AGREEMENT

This Supply Agreement (the “Agreement”) is effective as of November 1, 2021 (“Effective Date”) by and between ALLURION TECHNOLOGIES, INC., , a Delaware corporation with its principal offices at 11 Huron Drive, Natick, MA 01760, USA (the “Buyer”) and LIFE SCIENCES DESIGN & DEVELOPMENT, LLC, d/b/a BRIDGEMEDICA, MW LIFE SCIENCES – MANSFIELD, PARAGON MEDICAL - MANSFIELD a Delaware limited liability company with its principal place of business at 111 Forbes Blvd #101, Mansfield, MA 02048 (the “Supplier”) (Buyer and Supplier are collectively hereafter referred to as the “Parties”).

WHEREAS, Buyer manufactures, markets and sells the Allurion Gastric Balloon.

WHEREAS, Supplier is in the business of designing and manufacturing medical devices.

WHEREAS, Buyer wishes to engage Supplier to manufacture certain products (each, a “Product”) for use by Buyer in the Allurion Gastric Balloon and Supplier wishes to sell Product to Buyer pursuant to the terms and conditions herein.

NOW, THEREFORE, in consideration of the promises, agreements, mutual representations and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.	SUPPLY OF PRODUCT

1.1

Purchasing Obligation. Buyer agrees to purchase Product from Supplier during the term of this Agreement, provided that both Parties are not in breach of their respective obligations hereunder. Except for the portions of the Binding Forecast, as further discussed in Section 1.4 herein, no minimums, exclusivity, or other purchase obligations are applicable under this Agreement unless they are specifically identified in Exhibit B.

1.2	Manufacturing Specifications.

(a)

Specifications. Supplier shall manufacture and provide the Product to Buyer in accordance with the manufacturing specifications provided by Supplier, attached hereto as Exhibit A (“Specifications”), incorporated by reference herein, and in accordance with all state, federal and foreign laws and regulations applicable to the manufacture of the Product. No change to the Specifications can be made without prior written approval from Buyer.

(b)

Notice related to manufacturing issues. Supplier shall provide Buyer with immediate written notice when Supplier becomes aware of any potential issue, which may impact Supplier’s ability to supply the Product (i) in accordance with the Specifications; (ii) by timely delivery; (iii) due to shortages of raw materials; (iv) due to obsolete parts and/or raw materials; or (v) by a change in manufacturing process.

(c)

Discontinuance of Product. In event of a discontinuance of Product as determined by Supplier in accordance with Section 4.3, Supplier shall permit Buyer to purchase Product in any amount up to what was purchased by Buyer in the [***] prior to the notice to discontinue (“Last Time Buy”) in accordance with the Specifications in effect at the time of such proposed discontinuation and/or any necessary changes to Specifications as may be required by Supplier in accordance with Section 1.2(d).

(d)	Change Procedure. Supplier shall have no right to implement any unapproved change to the Specification, without first obtaining Buyer’s prior written consent.

From time to time during the term of this Agreement, either party may propose modifications to the Specifications, including, without limitation, modifications that may enhance the Product’s performance, safety or reliability, or that may make it easier or more economical to manufacture, handle or repair the Products, or that otherwise may be an improvement thereof. Such proposals may be made in writing describing the modification in reasonable detail. In response, the party to whom the modifications to the Specifications have been proposed may either accept, reject, or offer further modifications to the Specifications. If the parties ultimately agree upon the modifications to the Specifications, the parties shall memorialize the amendment detailing the changes pursuant to section 10.6 herein, and Supplier shall provide the necessary timing and pricing adjustments, if any. If the parties ultimately are unable to agree upon the modifications to the Specifications, the parties may agree to continue using the original Specifications so long as (1) the original Specifications remain safe and reliable, and (2) it is commercially reasonable for Supplier to continue proceeding pursuant to the original Specifications. Provided, however, if Supplier offers modifications to the Specifications and Supplier cannot complete its obligations under this Agreement in a commercially reasonable manner without the implementation of such modifications to the Specifications, and Buyer fails to accept the modifications to the Specifications (and the associated pricing adjustments), then Supplier may elect to terminate this Agreement after following the process of Discontinuance of Product per Section 1.2(c) and per section 4.3, Term and Termination. In the event that the completion of the period for the Last Time Buy extends beyond the Term, the Term shall automatically be extended, as it relates to obligations of the parties relative to the Last Time Buy, until such obligations are completed.

(e)

Supply Chain. [***] Supplier shall use commercially reasonable efforts to implement and maintain oversight processes with respect to any suppliers of components that are incorporated within the Product(s), including, without limitation, (a) a completion of a component failure modes and effects analysis prior to Buyer’s commercialization of the Product(s); and (b) an agreement with the component suppliers that requires the component suppliers to use their best efforts to: (i) upon Supplier’s request, promptly provide the information requested by Supplier related to component supplier’s goods; (ii) allows Supplier and/or Buyer to perform an annual audit of the component supplier’s manufacturing processes (including without limitation the component supplier’s assembly procedures, ability to meet its contractually required volume requirements, maintenance of electronic device history records and lot history records and the component supplier’s training and education records for all employees and contractors who are directly or indirectly involved with the component’s manufacturing process; and (ii) provides that Supplier’s rights, interests, and obligations thereunder may be assigned, delegated, and/or otherwise transferred to Buyer or another manufacturer of Products(s) identified by Buyer upon Supplier’s request.

[***]

1.3	Pricing.

(a)

Price List. Pricing for the Product shall be in accordance with Exhibit B, which pricing may be adjusted annually by Supplier as a result of increases or decreases in labor and component costs by [***]. Buyer is solely responsible for any test fees related to the Product. Supplier agrees to work with Buyer in good faith to reduce costs relating to the Product. Supplier will make commercially reasonable efforts to provide Buyer fair and competitive Product pricing.

(b)

Taxes. Prices do not, and will not, include any governmental taxes (including without limitation, sales, use, excise, withholding, consumption or other VAT), or duties imposed by governmental authorities that are applicable to the import or purchase of the Products. [***] Each Party hereby indemnifies the other Party for any government claims or fines, other than the amount of any tax owed by such Party and not paid to the other Party, against such Party due to the other Party’s failure to remit or pay to applicable taxing authorities any taxes or similar charges arising in connection with this Agreement that are the responsibility of the other Party to pay or remit, including any taxes collected from such Party for remittance by the other Party. In the event Buyer is required to withhold taxes from amounts paid to Supplier hereunder and remit such taxes to a taxing authority, Supplier expressly authorizes Buyer to do so.

1.4

Purchase Orders; Forecast. On a [***] basis, Buyer shall provide Supplier with a written [***] forecast of the Products that Buyer intends to order from Supplier during the next [***] (the “Buyer’s Forecast”). Upon acceptance by Seller, the quantity of Product forecasted for the [***] of each Forecast shall represent binding obligations of Buyer to purchase from Supplier and the quantity of Product forecasted for the [***] may be increased or decreased by either party by up to [***] (the “Binding Forecast”) and Buyer shall submit Purchase Orders (as defined below) for the Binding Forecast. Subsequently, on [***], Buyer shall submit an additional Purchase Order for more Product such that at all times Supplier shall have binding Purchase Orders from Buyer for [***].

This Agreement and any forecast for Product, except for the Binding Forecast, does not constitute a purchase order or a firm commitment to buy Product in any quantity. Purchases under this Agreement shall be made by formalized purchase orders (each a “PO”) submitted to Supplier by Buyer. Upon receipt Supplier shall review and confirm in writing acceptance, modification, or otherwise of the terms of each PO, including the Product price and committed delivery dates within [***] of the date of the PO. Failure by Supplier to send written confirmation within such [***] period will be deemed a rejection of the PO.

In the event Buyer’s Forecast requires so-called “Long Lead Materials”, that being materials that take more than [***] to obtain, Supplier may place orders for a certain amount of such Long Lead Materials only in the event that (a) Buyer approves of such order in writing, (b) Buyer agrees that if the Long Lead Materials are not used within [***] of being acquired Buyer shall pay Supplier [***] for the cost of the Long Lead Materials and take ownership of the same, and (c) Buyer agrees that if the Long Lead Materials expire before use then Buyer shall pay Supplier [***] for the cost of the Long Lead Materials and take ownership of the same.

1.5

Inventory Scheduling. Supplier shall deliver Product in accordance with the delivery schedules set forth in the applicable PO, which delivery schedules shall not be earlier than the longest material lead time plus the estimated assembly time. Notwithstanding the foregoing, either party may modify any order by providing [***] written notice to the other party prior to scheduled ship date; provided however, if Buyer wishes to modify an order by reducing the quantity of the Product ordered for a particular month, Buyer may roll that quantity forward into future months’ orders with Supplier’s consent, which shall not be unreasonably withheld. In the event a party seeks to modify an order less than [***] prior to the scheduled ship date, the parties must mutually agree upon the changes.

1.6	Delivery, Acceptance; Rejection.

(a)

Delivery. Supplier shall store the Products until it is time for Supplier to deliver Products that meet the Specifications in accordance with Buyer’s instructions to the location specified in the PO utilizing Buyer’s appointed carriers at Buyer’s contracted rates. [***] Supplier shall deliver all Products to Buyer free and clear of all liens and encumbrances or other defects in title. All Products shall be shipped [***] unless Buyer instructs otherwise. Supplier shall include in each shipment of Product to Buyer, a certificate stating that it has complied with the Specifications described herein. Buyer also reserves the right to refuse shipments not conforming to the schedule of deliveries appearing on the face of the PO. Supplier shall notify Buyer immediately if and when any delay in performance has occurred or will occur in connection with any PO.

(b)

Acceptance. Payment for Product shall not constitute acceptance. Acceptance by Buyer shall not relieve Supplier of its warranty or any other obligation under this Agreement. Buyer’s acceptance criteria for Products is conformance to the Specifications and to the requirements of the Quality. Products may be returned within [***] of receipt if nonconformance to the Specifications is discovered by Buyer at incoming inspection, source inspection, and/or on Buyer’s shop floor, provided however, the [***] Product may be returned within [***] of receipt if non-conformance to the Specifications is discovered by Buyer at incoming inspection, source inspection, and/or on Buyer’s shop floor. An entire shipment may be rejected based on reasonable sampling by Buyer in light of the nature of the Product and nature of the nonconformance.

1.7

Replacement of Product with Refunds and Return of Product. Supplier will immediately, upon receipt of written instructions by Buyer, and to the extent the Product does not meet the Specifications, (a) at Buyer’s option (i) either repair the non-conforming Products; or (ii) if the repaired Product will not satisfactorily meet or exceed Buyer’s reasonable requirements, replace the affected Product with Products manufactured by Supplier under this Agreement, or (b) at Supplier’s reasonable option (i) provide a credit or refund of the purchase price in full to Buyer. Supplier is responsible for all transportation costs. Returns will be shipped collect or Supplier account will be debited. For each defective Product, Supplier will provide Buyer with a corrective action plan addressing the actions taken to prevent future defects from occurring within [***] after notification by Buyer that the Product is defective.

1.8	Representations and Warranties.

(a)

Supplier warrants that, at the time of delivery to Buyer and for [***] from the date of delivery to Buyer (the “Warranty Period”), Products will (a) conform to the Specifications and the requirements in the Quality Agreement; and (b) be free from defects in workmanship and materials, except with respect to materials, components or services provided by third parties which are specified by Buyer in the Specifications (including the bill of materials) for which Supplier makes no warranty other than such materials, components and services provided by third parties have passed the Supplier’s documented inspection and/or testing requirements (which have been provided to Buyer) or such other mutually agreed to requirements at incoming inspection of such materials, components and services provided by third parties. Provided, however, Buyer shall not warrant the Products’ actual performance. To the extent possible, Supplier agrees to pass along any and all warranties from material, component, or service vendors with respect to any materials, components, or services included in the Products.

In addition, none of the foregoing warranties shall be available to Buyer to the extent that any nonconformity or defect results from the misuse or mishandling by Buyer or any third party of the Products. To the extent that Supplier breaches any of the warranties contained herein, Supplier shall (a) at Buyer’s sole option, (i) either repair the non-conforming Products to make them conforming; or (ii) if the repaired Product will not satisfactorily meet or exceed Buyer’s reasonable requirements, replace the affected Products with Products manufactured by Supplier under this Agreement that will meet or exceed Buyer’s reasonable requirements or (b) provide, at Supplier’s option, a credit or payment to Buyer in an amount equal to the cost to Buyer for the Products. Supplier shall pay or reimburse Buyer for shipping charges to return Non-conforming Products (as defined below) and shipping charges on replacement Products. Supplier shall ship repaired/replacement Products for Non-conforming Products by expedited shipping at Supplier’s expense. In the event no defect is found, Buyer shall bear the cost of shipping and expedites, if applicable. For purposes of this Agreement, “Non-conforming Products” are Products that fail to conform to the Specifications or to the requirements of the Quality Agreement.

(b)

Within [***] after Supplier receives notification of a proposed warranty return by Buyer and inspection data that shows a non-conformance, Supplier shall issue a return material authorization (“RMA”) number to Buyer to facilitate return of the Products (issuance of the RMA number is procedural only and is not an admission that the Product has a covered defect or nonconformity). If the RMA number is not received in that time period, Buyer may return the Product to Supplier without a RMA number. Buyer shall ensure all Products returned to Supplier for repair or other services are decontaminated and free of bio-hazardous material prior to shipment to Supplier, and that all mutually agreed documentation and/or certification of such decontamination accompanies the Products returned. Supplier agrees to provide a root cause analysis and corrective action for all warranty claims.

(c)

Supplier further represents and warrants that (i) Supplier has the know-how and expertise to provide Buyer, and/or any of Buyer’s affiliates, with the services necessary and required to deliver the Products supplied pursuant to this Agreement, and (ii) Supplier will perform the services required hereunder in a professional and efficient manner, using due care, skill, diligence and at a level equivalent to industry best standards and practices.

(d)

Each of Buyer and Supplier represents and warrants to the other that that: (i) it has all requisite right, power, and authority to enter into and execute this Agreement, and to perform and consummate the transactions contemplated hereby; (ii) this Agreement, when executed by it, constitutes a legal, valid and binding obligation enforceable against it in accordance with the terms hereof; (iii) its execution, delivery and performance of this Agreement will not result in any violation of any other contract or agreement; and (iv) it has the knowhow, expertise, experience, capability and resources, including, but not limited to, sufficient personnel and supervisors, to efficiently and expeditiously perform its obligations under this Agreement.

(e)

EXCEPT AS PROVIDED IN THIS SECTION 1.8, EACH PARTY MAKES NO WARRANTIES WITH RESPECT TO THE PRODUCTS OR ITS SERVICES HEREUNDER, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES RESPECTING NONINFRINGEMENT, OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM A COURSE OF PERFORMANCE, A COURSE OF DEALING, OR TRADE USAGE. SUPPLIER MAKES NO WARRANTY WITH RESPECT TO SOFTWARE THAT IS PROVIDED BY BUYER OR SOFTWARE THAT IS SELECTED BY BUYER AND SUPPLIED BY A THIRD PARTY (EXCEPT THAT THE SOFTWARE IS WHAT BUYER SELECTED); ALL SUCH SOFTWARE IS OTHERWISE PROVIDED “AS IS”.

(f)

Buyer represents and warrants to Supplier that (i) the Specifications are free from defects in design, including, without limitation, any defects that would create a hazard to life or property, or proprietary right, (ii) Buyer shall use the Products for their intended purposes and shall only market and sell the Products in jurisdictions where the marketing and sale of the Products and any and all related parts, components, and materials thereof distributed hereunder comply with all applicable federal, state, and local laws, rules, regulations, guidance, directives, and industry standards.

(g)

All representations and warranties made in this Agreement which are intended to be observed and performed after the expiration or termination of the Term of this Agreement shall survive such expiration or termination and shall continue thereafter in full force and effect

1.9

Safety Stock. During the term of this Agreement, Supplier agrees to hold approximately a [***] supply (based on Buyer’s Forecast) of raw materials for the exclusive use of manufacturing the Products for Buyer (the “Safety Stock”). The Safety Stock shall be held at no charge to Buyer, and shall be maintained on a “first-in first-out” basis. Provided, however, in the event this Agreement terminates for any reason by either party, Buyer shall promptly compensate Supplier for the cost of the Safety Stock.

1.10

Subcontracting. Supplier agrees that it will not subcontract with a third party to manufacture the Product required by this Agreement without the prior written approval of Buyer, which shall not be unreasonably delayed or denied.

2.	PAYMENT

2.1

Terms. Payment will be made by Buyer in USD, net [***] of the date of receipt by Buyer of each invoice for Products that have been delivered to Buyer and are subject to a [***] net discount if paid within [***] from date of invoice. Buyer may withhold payments to the extent charges are disputed, in good faith and made in writing with reasonable detail to Supplier, within [***] of invoice, provided that all undisputed charges are timely paid hereunder. [***] In addition and without limiting the foregoing or any other provision of this Agreement (including provisions relating to termination), Supplier may, in its sole discretion, suspend its obligations under this Agreement during any period that amounts remain unpaid beyond the applicable payment period pursuant to this Section 2.1. If Supplier does not fulfill an order for Products within [***] of the agreed upon delivery date, then Supplier shall refund [***] of the cost of the quantity of Products that are unfulfilled to Buyer.

3.	INDEMNIFICATION AND LIABILITY

3.1	General Claims.

(a)

Supplier hereby agrees to indemnify, defend and hold harmless Buyer and its affiliates and subsidiaries, and its and their shareholders, officers, directors, employees, agents, representatives, subcontractors, invitees, successors and assigns (for purposes of this Section 3, each, a “Buyer”) from and against any and all claims, suits, actions, liabilities, losses, costs, reasonable attorneys’ fees, expenses, judgments and damages (collectively, the “Losses”), resulting from any third-party claim made or suit brought (each, a “General Claim”) against any Buyer to the extent it directly results or arises from, or is directly attributable to Supplier’s negligence, intentional misconduct, or failure to comply with all applicable laws, rules, and regulations; (ii) any breach of this Agreement by Suppliers or Supplier’s representatives, or (iii) any breach of any representation or warranty made by Supplier and set forth herein.

(b)

Buyer hereby agrees to indemnify, defend and hold harmless Supplier and its affiliates and subsidiaries, and its and their shareholders, officers, directors, employees, agents, representatives, subcontractors, invitees, successors and assigns (for purposes of this Section 3, each, a “Supplier Party”) from and against any and all Losses resulting from any third-party General Claim against any Supplier Party to the extent it directly results or arises from, or is directly attributable to: (i) Buyer’s negligence, intentional misconduct, or failure to comply with all applicable laws, rules, and regulations; or (ii) any breach of this Agreement by Buyer or Buyer’s representatives, or any breach of any representation or warranty made by Buyer and set forth herein.

3.2

Infringement Indemnification by Supplier. Supplier will indemnify and defend, at its expense, any suit or proceeding against Buyer, and any of its subsidiaries, affiliates, officers, directors, employees or agents, in a court of competent jurisdiction for infringement of patents, copyrights, trade secret rights or other intellectual property rights by Products purchased hereunder (an “Infringement Action against Buyer”) but only to the extent that such Infringement Action against Buyer is based on one or more of the following: Supplier’s manufacturing processes (including without limitation manufacturing test tools designed by Supplier); Supplier’s off-the-shelf components where Supplier owns and controls the design of such components; use of any third party components that were selected by Supplier outside the scope of the Specifications and without Buyer’s prior written consent; or any change that Supplier makes to the Product design that causes the Product not to conform to the Specifications (unless such change was authorized by Buyer in writing). Supplier shall pay all damages and costs awarded against Buyer because of infringement covered by this indemnification by Supplier.

3.2.1 Remedies for Infringement. If a temporary or final injunction is obtained against Buyer’s use of the Product for which Supplier is obligated to indemnify Buyer under Section 3.2, Supplier may at its own expense, either a) procure for Buyer the right to continue using the Products, or b) replace or modify for Buyer the Products or the infringing portion thereof such that they no longer infringe as long as the utility of performance of the Product is not adversely affected by such replacement or modification and the replaced or modified Product conforms with the Specifications.

3.3

Infringement Indemnification by Buyer. Buyer will indemnify and defend, at its expense, any third party suit or proceeding against any Supplier Party, in a court of competent jurisdiction for infringement of patents, copyrights, trade secret rights or other intellectual property rights by Products purchased hereunder (an “Infringement Action against Supplier”) except to the extent that such Infringement Action against Supplier is based on one or more of the circumstances listed in Section 3.2 above. Buyer shall pay all damages and costs finally awarded against Supplier because of infringement covered by this indemnification by Buyer.

3.4

Indemnification Process. The indemnified party (the “Indemnified Party”) shall promptly notify the party required to indemnify pursuant to this Section 3 (the “Indemnifying Party”) in writing of any General Claim or Infringement Action against the Indemnified Party (collectively, the “Claims”) with respect to which the Indemnified Party intends to claim such indemnification. The Indemnifying Party shall assume and control the defense of such Claim(s) with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party; provided, however, that the Indemnified Party shall have the right to assume and control the defense of such Claim and retain its own counsel, with the costs, fees and expenses thereof to be paid by the Indemnifying Party, if the defense of the Claim(s) by the Indemnifying Party or its designated counsel would create a conflict with the interests of the Indemnified Party, or if the Indemnifying Party fails to conduct the defense of such Claim(s) actively and diligently. If the Indemnified Party assumes control of the defense of such Claim(s) as permitted above, the Indemnifying Party will reimburse the Indemnified Party promptly and periodically (but no less often than monthly) for the costs of defending against the Claim(s), including reasonable attorneys’ fees and expenses. The failure of the Indemnified Party to notify the Indemnifying Party promptly after the commencement of any such action will not relieve the Indemnifying Party from any obligation arising hereunder, unless (and then solely to the extent) the Indemnifying Party is materially prejudiced by such failure. The Indemnified Party, and its employees and agents, shall reasonably cooperate with the Indemnifying Party and its legal representatives in the investigation of any Claim(s). No settlement of any Claim(s) involving the asserted liability of the Indemnified Party under this Section 3 shall be made without the prior written consent of, or on behalf of, the Indemnified Party, which consent shall not be unreasonably withheld or delayed. If the Indemnifying Party assumes the defense of such Claim(s): (1) no compromise or settlement thereof may be effected by the Indemnifying Party without the Indemnified Party’s prior written consent thereto unless: (i) there is no finding or admission of any violation of law or any violation of the rights of any person and there is no effect on any other claim that may be made against the Indemnified Party; (ii) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party; and (iii) the compromise or settlement includes, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all liability in respect of such Claim(s); and (2) the Indemnified Party shall have no liability with respect to any compromise or settlement thereof effected without its written consent.

3.5

EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, IN NO EVENT WILL A PARTY BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, EXEMPLARY, SPECIAL, OR PUNITIVE DAMAGES OF ANY KIND OR NATURE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR CONNECTED WITH OR RESULTING FROM THE MANUFACTURE, SALE, DELIVERY, RE-SALE, REPAIR, REPLACEMENT OR USE OF ANY PRODUCT(S) OR THE FURNISHING OF ANY SERVICE OR PART THEREOF, WHETHER SUCH LIABILITY IS BASED IN CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY HAD BEEN WARNED OF THE POSSIBILITY OF ANY SUCH DAMAGE. EXCEPT FOR THE INDEMNIFICATION OBLIGATIONS OUTLINED HEREIN, GROSS NEGLIGENCE, OR INTENTIONAL MISCONDUCT, SUPPLIER’S CUMULATIVE LIABILITY FOR ANY CLAIMS HEREUNDER WILL NOT EXCEED THE AMOUNT BUYER PAID TO SUPPLIER UNDER THIS AGREEMENT FOR THE [***] PERIOD IMMEDIATELY PRECEDING SUCH CLAIM. EXCEPT FOR THE INDEMNIFICATION OBLIGATIONS OUTLINED HEREIN, GROSS NEGLIGENCE, OR INTENTIONAL MISCONDUCT, BUYER’S CUMULATIVE LIABILITY FOR ANY CLAIMS HEREUNDER WILL NOT EXCEED [***]

4.	TERM AND TERMINATION

4.1

Term. The term of this Agreement shall commence on the Effective Date and shall continue for a period of Two (2) years, unless earlier terminated in accordance with this Section 4 (the “Term”). Prior to the end of the Term, the Parties may mutually agree in writing to renew this Agreement for such period, and on substantially similar terms and conditions as those terms and conditions set forth herein.

4.2

Termination. Either Party may immediately terminate this Agreement upon written notice to the other party: (i) if such other Party commits a material breach of this Agreement and fails to cure such material breach within [***] after receiving written notice thereof except for payment breaches which shall be cured with [***] after receiving written notice that the payment remains outstanding, provided, however, Buyer shall be afforded notice of payment breach and the opportunity to cure no more than two (2) times in a [***] period; provided, however, in the event Buyer fails to tender payment to Supplier when due under the terms of this Agreement, Supplier may suspend its performance under this Agreement until all outstanding payments are made in full; or (ii) if a voluntary or involuntary bankruptcy proceeding is instituted by or against a Party hereto; or (iii) if an appointment of a receiver or assignee for the benefit of creditors occurs on behalf of a Party hereto.

4.3

Termination by Election. Either party shall have the absolute and unconditional right, in its sole judgment and discretion, to terminate this Agreement for any reason, upon providing the other party with [***] prior written notice of its intent to terminate.

4.4

Effect of Termination. In the event of a termination of this Agreement pursuant to this Section 4, Buyer will be afforded an opportunity to submit, and Supplier shall fulfill, a Last Time Buy Product order in any amount up to what was purchased by Buyer in the [***] prior to the notice to terminate, and Buyer shall remit payment in accordance with the terms of Section 2.1 of the Agreement for all such Products, and all costs associated with fulfillment of outstanding POs, as well as reasonable costs and expenses incurred by Supplier in reasonable anticipation of Supplier’s performance for Buyer over the following [***] including, but not limited to, personnel and labor costs, costs to expand operating space, other opportunity costs (collectively, the “Opportunity Costs”), and the cost of any remaining and unused Safety Stock (if any). In the event that Supplier terminates pursuant to Section 4.2, Supplier shall have no obligation to complete any existing PO and Buyer shall remit payment in accordance with the terms of Section 2.1 of the Agreement for all orders of Products made hereunder to the extent such order was accepted and delivered as well as the cost of any remaining and unused Safety Stock (if any). Neither termination by a party or fulfillment of its obligations hereunder, shall be deemed a limitation on the other Party’s other rights, remedies and damages provided under this Agreement, or otherwise available at law or in equity. Expiration or termination of this Agreement for any reason shall not release any Party hereto from any liability which, at the time thereof, has already accrued to such Party, or which is attributable to the rights and obligations set forth above, or to a period prior to such expiration or termination; nor shall it preclude any Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement. Notwithstanding the foregoing and except as otherwise set forth above, Supplier shall be reimbursed only for the compliant Products actually supplied and the Opportunity Costs that are non- cancelable expenses actually and reasonably incurred in accordance therewith, as of the date of such termination. In no event shall such reimbursement include anticipated profit for unsupplied Products.

5.	OWNERSHIP AND CONFIDENTIALITY

5.1

Definition of Confidential Information. “Confidential Information” means all confidential, non-public, or proprietary information that is disclosed or made available by one Party to the other Party in connection with this Agreement, including, without limitation, all inventions, discoveries, improvements, developments, ideas, know-how, trade secrets, technical and non-technical data, specifications, formulae, compounds, formulations, assays, methods, processes, techniques, practices, procedures, manufacturing techniques, designs, works of authorship, trade names, logos and other intellectual property, whether or not patentable or protectable by copyright or trademark, business and product plans, research and development plans or results, and sales, marketing, financial and pricing information, in each case, whether disclosed or made available in visual, oral, written, electronic, graphic or any other form, including in the form of samples. Confidential Information includes all copies, reproductions, notes and repositories thereof or based thereon, whether in written, electronic, graphic or any other form, including in the form of samples. Confidential Information shall not include any information that: (a) at the time of disclosure is/was generally available to the public; or (b) after disclosure becomes generally available to the public, except through breach of this Agreement by the receiving Party; or (c) is/was already possessed by the receiving Party, as evidenced by its written records, predating receipt thereof from the disclosing Party, so long as the receiving Party did not receive such information directly or indirectly from a third party under an obligation of confidentiality to the disclosing Party; or (d) is/was independently developed by or on behalf of the receiving Party, as evidenced by written records, without direct or indirect use of any Confidential Information of the disclosing Party and without access to or knowledge of any Confidential Information of the disclosing Party. In the event Confidential Information is required by law to be disclosed, that receiving Party shall promptly provide the disclosing Party with written notice of such legal requirement and shall cooperate with the disclosing Party to seek and obtain a protective order or other appropriate remedy prior to the disclosure of such Confidential Information. In the event the protective order or other remedy is not obtained, mere disclosure by law of the Confidential Information shall not impact its classification as Confidential Information.

5.2

Restrictions on Use and Disclosure of Confidential Information. Any Confidential Information of a Party shall: (i) be maintained by the receiving Party in strict confidence using the same degree of care such Party would use to protect its own Confidential Information (but in any event, using no less than a reasonable degree of care); (ii) not be disclosed, directly or indirectly, to any third party; and (iii) not be used for any purpose not expressly set forth in this Agreement; provided, however, that the Parties may disclose Confidential Information to their respective employees and agents requiring access to such information for purposes of this Agreement, so long as, prior to such disclosure, each such person: (a) is advised of his/her obligations under this Section 5.2 and Section 5.3; and (b) shall have entered into a written agreement with confidentiality and non-use restrictions, which are at least as restrictive as those restrictions contained in this Section 5.2 and Section 5.3 For the avoidance of doubt, the Specifications and the Products shall be considered Buyer’s Confidential Information.

5.3

Release of Information. No oral or written release of any statement, information, press release, advertisement or publicity matter relating to this Agreement or the Products having any reference to Buyer, express or implied, shall be used by Supplier or on Supplier’s behalf unless and until such matter shall have first been submitted to, and received the approval in writing of, Buyer.

5.4

Intellectual Property Rights. Buyer is and shall be the sole owner of all intellectual property rights, designs, drawings, formulas or other data, photographs, samples, literature, sales and promotional aids of every kind relating to the Products and the Specifications. To the extent that any r process, concept or design developed by Supplier prior to this Agreement, is incorporated into the Product, Supplier shall be the sole owner of such works. (“Works of General Application”). Accordingly, the Parties hereby agree that any improvements or other inventions relating in any way to the Products or Specifications, which are developed by Supplier in connection with its performance under this Agreement and are not Works of General Application, shall be deemed works made for hire and shall be owned exclusively by Buyer. Supplier shall execute any assignment or other documents reasonably requested by Buyer to evidence Buyer’s rights in any such improvements or inventions.

5.5

License; No Other Rights. During the Term of this Agreement, Buyer hereby grants Supplier a limited, royalty free, non-exclusive license to use the Specifications and other necessary Buyer intellectual property, for the sole purpose of enabling Supplier to perform its obligations under this Agreement, and solely for the benefit of Buyer. Except for such license, no right, title or interest in or to the Specifications, the Products or any of the intellectual property rights related thereto is granted by Buyer to Supplier, whether expressly, by implication or estoppel, or otherwise. Supplier shall notify Buyer promptly upon learning of any actual, alleged, or threatened infringement of any intellectual property rights relating to the Specifications, or of any unfair trade practices, trade dress imitation, passing off or counterfeit goods, disparagement, or similar offense.

5.6

Injunctive Relief. Each Party acknowledges and agrees that any breach by it of any provision of this Section 5 may result in irreparable harm to the other Party for which money damages may be an inadequate remedy and, therefore, agrees that the aggrieved Party shall be entitled to seek injunctive relief to prevent or restrain any breach or threatened breach of the provisions of this Section 5, in addition to any other remedies available to the aggrieved Party at law or in equity.

6.	INSURANCE

At its sole cost and expense, Supplier shall maintain in effect throughout the Term with reputable insurance companies, insurance coverage(s) in amounts and types reasonably sufficient to protect against liability under all activities that are the subject of this Agreement, including, without limitation: (i) statutory workers’ compensation and employer’s liability insurance policies; (ii) comprehensive general, errors and omissions, and product liability insurance policies, each, in an amount equal to at least [***] per occurrence and [***] in aggregate, or such higher amounts as Buyer may require for a particular Product; (iii) an umbrella insurance policy; (iv) automobile liability insurance policy(ies); and (v) such other insurance policies as Buyer may require. Such insurance coverage shall provide coverage for all direct liability of Supplier relating to, or arising under, this Agreement, as well as for all of Supplier’s indemnification obligations arising under this Agreement. Additionally, each insurance policy described herein shall provide for [***] written notice to Buyer prior to cancellation. To the extent applicable, any insurance policy subject to this Section 6 shall name Buyer and its successors, assigns, directors, officers and employees as additional insureds. Upon request of Buyer from time to time, Supplier shall deliver to Buyer a certificate of insurance or other written evidence of such coverage reasonably acceptable to Buyer.

7.	NOTICES

Any notice required or permitted to be given hereunder shall be sent in writing by registered or certified mail, postage prepaid, return receipt requested, or by receipted courier addressed as follows:

If to Supplier:	Life Sciences Design & Development, LLC 111 Forbes Boulevard Suite 101 Mansfield Massachusetts 02048

If to Buyer:	Allurion Technologies, Inc. 11 Huron Drive Natick, MA 01760

8.	OTHER OBLIGATIONS OF SUPPLIER

8.1

Records. For a period of [***] after the last delivery to Buyer of each Product, Supplier shall retain, at no cost to Buyer, records supporting supply chain traceability, component costing, vendor quality issues, and other records which are relevant to regulatory, commercial or environmental aspects of the Products (“Supply Chain Records”).

8.2

Right to Inspect and Audit. At Buyer’s expense and upon reasonable advance notice to Supplier, authorized representatives of Buyer may from time to time inspect Supplier’s premises to audit: (i) Supplier’s quality system to confirm compliance with quality standards set forth herein (ii) Supply Chain Records; and (iii) Supplier’s books and records applicable to the terms and conditions of this Agreement, to confirm Supplier’s compliance with the obligations of this Agreement. If Supplier is not in compliance therewith, Supplier must submit to Buyer a corrective action plan for approval within [***] of its receipt from Buyer of the non-compliance notice. If Supplier fails to submit such a plan within such [***] or, upon Buyer’s approval of such plan, if Supplier fails to take the corrective action within the timeframe set forth therein, Buyer may terminate this Agreement for material breach pursuant to Section 4. In the event the inspection and/or audit reveals matters of noncompliance that require immediate attention due to severity, Buyer may request Supplier to provide a corrective action plan be submitted in a shorter time frame as agreed upon between the Parties. In the event Buyer determines that there is a need for Buyer’s Notified Body to specifically audit any of Supplier’s suppliers or subcontractors or both, Supplier shall reasonably cooperate with such request.

8.3

Government Inspection. In the event that Supplier is notified that any Products manufactured and supplied under this Agreement will be the subject of an inspection of Supplier’s or any of its representatives’ facilities by any duly authorized agency of the federal, state, local or any foreign government or any certifying body, or in the event that Supplier is not so notified, but at some point in the conduct of such an inspection, any Products under this Agreement appear to be involved, Supplier agrees to follow the procedures set forth below: (a) Supplier shall promptly advise Buyer by telephone or facsimile of the notification or circumstances of any such inspection and, if possible, which Products supplied by Supplier to Buyer are or might be involved therein; (b) unless otherwise required by law, Supplier agrees not to permit any inspections involving the Products supplied by Supplier to Buyer and not to disclose any data therefrom until further instructions are received from Buyer; and (c) Supplier agrees to send Buyer a copy of any inspection reports received or available as a result of any such inspection.

8.4

Permits. At its sole cost, Supplier shall obtain and pay for all permits, governmental fees, and licenses necessary for the supply of the Products to be provided hereunder and shall obtain all required inspections, authorizations, permits, licenses and approvals prior to commencement of the supply of Products hereunder.

8.5

Recalls. In the event any governmental agency having jurisdiction requests or orders any corrective action, or Buyer determines in its sole discretion that a corrective action is warranted, with respect to any Product (or any finished product containing or contained in any Product), including any recall, corrective action or market action (collectively “Recall”), Supplier shall immediately notify Buyer in writing and shall advise Buyer of the reasons underlying its determination that a Recall may be warranted. In addition, Buyer may require Supplier to provide assistance in a Recall. The Parties shall consult with each other as to any action to be taken regarding such Recall and Buyer may audit Supplier pursuant to Section 8. Supplier shall pay Buyer for the costs of replacing the working Product associated with a Recall that was occasioned by the failure of the Product(s) to meet Specifications. [***]

8.6

Product Complaints. Supplier agrees to provide to the Buyer, within [***] of the initial receipt thereof, notice of any complaints received by it regarding the Product. Supplier shall work in good faith with Buyer to review, investigate and resolve all Product complaints

8.7

Quality Systems Requirements. Supplier will maintain strict quality control criteria and maintain quality system regulations consistent with industry standards and a Product Quality Agreement, (the “Quality Agreement” executed by the Parties and incorporated herein by reference), including but not limited to the current revision of all applicable Quality Management System Regulations and/or Standards, including international industry standards such as, but not limited to, ISO 13485, Medical Device Quality Management, 21 CFR 820 and/or are registered as a medical device manufacturer. During the Term, Buyer may from time to time require changes to Supplier’s quality system that are necessary to ensure Supplier’s quality system complies with applicable law, as determined by Buyer. In accordance with Section 9.2 herein, Supplier shall ensure compliance with laws in the place of manufacture and Buyer shall be responsible for identifying and instructing Supplier on compliance with laws that may be applicable outside of the place of manufacture. Supplier shall effectuate such change in a commercially reasonable period of time. Supplier shall not make any material change to Supplier’s quality system, including without limitation Supplier’s Assembly Process and Supplier’s Assembly Process Failure Modes and Effects Analysis, without Buyer’s prior, written approval. Any material changes to the Specifications or Supplier’s quality system shall be reported to Buyer’s quality department by sending written notice to Buyer (attention: VP of Quality) at least [***] prior to the implementation of any such change. For purposes of this Section, a material change to either the Specifications or Supplier’s quality system shall mean any change that could have a material adverse effect on the safety or efficacy of the Product(s) or Device, or that would be reasonably likely to have a material effect on the proper integration of the Product(s) and Device. Examples of material changes include, but are not limited to, the following:

•	ISO Certifications or CE Marking status changes as applicable;

•	Specification changes for supplemental manufacturing processes, equipment, or materials, and

•	FDA registration status changes or any other required domestic or international registration or license status changes, as applicable.

8.8	Financial Conditions. Supplier shall provide written notice to Buyer immediately upon knowledge of any financial hardship or liquidity issue related to its obligations under the Agreement.

9.	SUPPLIER TRADE COMPLIANCE

9.1

Compliance with International Trade Laws and Regulations. It is the policy of Buyer that its business shall be conducted in accordance with all applicable laws of the United States and foreign jurisdictions, and in a manner which will always reflect a high standard of ethics. In particular, it is the policy of Buyer that its divisions, foreign subsidiaries, and affiliates and suppliers must comply with U.S. Government export control laws and regulations and to only contract with suppliers or other intermediaries who are fully committed to complying with and assisting Buyer to comply with such laws and regulations. No transactions, including reexporting, traffic, and related functions are to be conducted by or on behalf of Buyer or its suppliers contrary to the U.S. Export Administration Regulations (EAR) of the Department of Commerce. The Parties also agree to comply with all applicable international conventions relating to fair trade practices to which the Supplier’s country and/or the United States are signatories, such as prohibitions against bribery, participation in secondary and tertiary boycotts, and comparable conventions, as implemented in national law and regulation. Examples under U.S. law and regulation include the Foreign Corrupt Practices Act and the Anti-boycott Regulations.

9.2

Applicable Law. Supplier, by accepting Buyer’s PO, covenants and agrees that Supplier and its employees, agents, independent contractors, have fully complied with any and all applicable laws in the place of manufacture. However, in the event Buyer determines that laws, rules, and regulations in jurisdictions that are outside of the place of manufacture are applicable to Supplier’s activities under this Agreement, Buyer shall (i) notify Supplier in writing of its determination that additional laws apply, and (ii) provide precise instructions to Supplier on how to comply with applicable laws. The parties shall agree in writing on any new obligations of Supplier which may be required for Supplier to comply with such applicable laws (as determined by Buyer).

9.3

Protect Against Fines from Government Authorities Related to the Import and Export of Product(s). Supplier shall indemnify Buyer and their respective customers against all losses and cost of damage (including any fines, penalties, or lost duty savings opportunities), resulting directly or indirectly from Supplier’s delay in furnishing such documents in support of any free trade agreement (“FTA”) duty free claim made and from any errors or omissions contained in certifications provided by Supplier, or from any non-compliance by Supplier with the aforesaid regulations or FTA requirements. Supplier acknowledges that, notwithstanding any other provision of this Agreement, Buyer may withhold payment on Supplier’s invoice until the required documents and/or information are provided. Further, Supplier acknowledges that Buyer shall not be obligated to make payment on any invoice for which the written country of origin certification is not provided where such certification is required to obtain duty preferences and has previously been confirmed by Supplier as qualifying under the corresponding FTA. Repetitive failure to timely provide such documents or information constitutes a material breach of the Agreement and may result in termination of the business relationship between Buyer and Supplier.

9.4

Duty Drawback Rights. All drawback of duties and rights thereto related to duties paid by Supplier or Buyer upon importation of the Products into the customs territory of the United States that enter into the manufacture of Product(s) or are otherwise subsequently exported from the United States shall accrue to the exclusive benefit of Buyer. Supplier agrees to provide Buyer with all documents, records, and other supporting information necessary to obtain any such duty drawback, and agrees to reasonably cooperate with Buyer to obtain such payment.

9.5

United States Government Duty Increase. If the United States government authorities declare or otherwise impose countervailing duties, antidumping duties, or retaliatory duties on Items imported by Buyer from Supplier under this Agreement, Buyer reserves the right to terminate this Agreement.

9.6

Regulatory Import Inspections. Supplier must notify Buyer if the Supplier receives a warning letter from the United States Food and Drug Administration (“FDA”). Warning letters and other administrative action may adversely affect Buyer’s ability to import the purchased product into the United States. Supplier shall be responsible for payment of any incidental and consequential expenses incurred by Buyer as a result of Supplier’s noncompliance with applicable FDA regulations.

10.	MISCELLANEOUS

10.1

Relationship of the Parties. Neither Party shall act or represent or hold itself out as having authority to act as agent, employee or partner of the other Party, or in any way bind or commit the other Party to any obligations. Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement. All activities by Supplier under the terms hereof shall be carried on by Supplier as an independent contractor. Notwithstanding the foregoing, Supplier warrants that it shall abide by Title VII of the Civil Rights Act as well as all other EEO laws, utilizing the state employment office as required, utilizing self-identification forms for gathering race/ethnicity and gender, and maintaining proper applicant flow and other support records for the required period.

10.2

Assignment. Neither this Agreement, nor any of the rights or obligations of the Parties hereunder, may be assigned, transferred, or conveyed by operation of law or otherwise without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, except in connection with the acquisition of either party, including an acquisition by any (i) sale, issuance, exchange or transfer, in a single transaction or a series of related transactions, of greater than fifty percent (50%) of the outstanding capital stock of either Party hereto to a third party, (ii) sale of all or substantially all of the assets of either Party, or (iii) merger, consolidation or other reorganization involving either Party and one or more other entities in which the shares of that Party’s outstanding capital stock immediately prior to such transaction are converted into, exchanged for or represent less than a majority of the voting power of the surviving or resulting entity. Notwithstanding the foregoing, Buyer may assign this Agreement to any Affiliate without prior consent of Supplier.

10.3

Force Majeure. With the exception of payment obligations hereunder, in the event that either Party is prevented from performing or is unable to perform any of its obligations under this Agreement due to any act of God, acts or decrees of governmental or military bodies, fire, casualty, flood, earthquake, war, strike, lockout, epidemic, destruction of production facilities, riot, insurrection, raw material unavailability, or any other cause beyond the reasonable control of the Party invoking this Section 10.3 (collectively, a “Force Majeure”), and if such party shall have used its commercially reasonable efforts to mitigate its effects consistent with the Disaster Recovery criteria set forth in Section 10.4, such Party shall give prompt written notice to the other Party, its performance shall be excused, and the time for the performance shall be extended for the period of delay or inability to perform due to such Force Majeure event. Regardless of the excuse of Force Majeure, if Supplier is not able to perform within [***] after the occurrence of such Force Majeure event, Buyer may terminate this Agreement immediately upon written notice.

10.4

Disaster Recovery. Notwithstanding the foregoing, Supplier and Buyer shall define a mutually acceptable disaster recovery plan which states policies, procedures, and arrangements, which shall forestall and mitigate the disruption and delay in Supplier’s delivery of Products to Buyer in the event of a Force Majeure and other events. This plan will include alternate manufacturing sites and maintaining raw materials inventory at a different location. Supplier will maintain a business continuity program to help reduce the likelihood and impact of a disruption to its operations and to restore operations after any such disruption. In the event of such business continuity issue, Supplier will use its best efforts to promptly relocate Buyer’s Product production and Buyer shall have priority over other Supplier customers.

10.5

Entire Agreement. This Agreement and its Exhibits, the Quality Agreement and the terms and conditions contained in Buyer’s PO, which are expressly incorporated herein by reference, constitute the entire understanding between the Parties with respect to the subject matter hereof and supersedes and replaces all prior agreements, understandings, writings and discussions between the Parties relating to said subject matter. Additional or different terms communicated to Buyer before the commencement of performance by Supplier or in an acceptance by Supplier shall be void and of no effect and will not become part of this Agreement unless specifically agreed to in writing by Buyer. In the event of a conflict between the terms and conditions of Buyer’s PO and the terms and conditions of this Agreement, this Agreement shall govern.

10.6	Amendments; Waiver

(a)	This Agreement may be amended and any of its terms or conditions may be waived only by a written instrument executed by both Parties, or in the case of a waiver, by the Party waiving compliance.

(b)	The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same provision.

(c)	No waiver by either Party of any condition or term in any one or more instances shall be construed as a further or continuing waiver of such condition or term or of another condition or term.

10.7

Governing Law. Upon execution, this Agreement is considered to be a Massachusetts contract, entered into in Massachusetts, and shall be governed and viewed under the laws of the Commonwealth of Massachusetts without reference to its conflict of laws provisions. Supplier and Buyer specifically agree that any action relating to the relationship between the Parties, the Agreement, or Products provided, purchased or licensed hereunder, shall be brought and tried in the Courts of Massachusetts. Supplier hereby waives all objections to, and consents to the jurisdiction of the Massachusetts Courts.

10.8

Headings. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope or intent of this Agreement or any clause hereof.

10.9

Compliance with Law and Severability. Supplier represents and warrants that it shall comply with all applicable laws, governmental regulations, rules, requirements, ordinances, and other requirements of the place of manufacture. Buyer represents and warrants that it shall comply with all applicable laws, governmental regulations, rules, requirements, ordinances, and other requirements of local, state, federal and foreign authorities including, without limitation, the following as may be amended from time to time: a) conflict minerals laws, Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act; b) the Restriction of Hazardous Substances (RoHS); and c) Registration, Evaluation, Authorization and Restriction of Chemicals (REACH). Without any further consideration, Supplier shall fully cooperate with Buyer as Buyer may reasonably require in order for it to meet any obligations it may have in safeguarding its pledge to act with the highest integrity and fully comply with all applicable laws, regulations and standards; including, but not limited to, providing a prompt response to any information request made by Buyer or its advisors. If any provision of this Agreement is or becomes illegal or unenforceable, as determined by a court of competent jurisdiction, the remaining provisions contained herein shall nevertheless be valid and binding upon the Parties hereto.

10.10

Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. The execution and delivery of this Agreement may be effected by facsimile, by electronic mail (e.g., “.pdf” or “.tiff” format), or by other electronic means that preserve the original graphic and pictorial appearance of this Agreement (e.g., digital signature).

10.11

Tooling. Buyer owns all tooling in Supplier’s possession that buyer either directly paid for or provided written authorization for Supplier to directly acquire the tooling and then subsequently reimbursed Supplier for in full (“Allurion Owned Tooling”). Supplier agrees (a) that Buyer shall retain all right, title, and ownership of Allurion Owned Tooling, (b) upon Buyer’s written request or upon the expiration or termination of this Agreement, to return Buyer Owned Tooling to Buyer at Buyer’s expense, (c) to keep the Buyer Owned Tooling free and clear of all liens and not to sell, transfer, or otherwise convey such Buyer Owned Tooling without Buyer’s prior written consent, and (d) to maintain the Buyer Owned Tooling in good working order and pay for all required preventative maintenance, calibration, and service during the Term.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives effective as of the date and year first above written.

BUYER: ALLURION TECHNOLOGIES, INC.

Signature:	/s/ Chris Robinson
Name:	Chris Robinson
Title:	SVP Operations

LIFE SCIENCES DESIGN & DEVELOPMENT, LLC

d/b/a BRIDGEMEDICA, MW LIFE SCIENCES – MANSFIELD, PARAGON MEDICAL - MANSFIELD

Signature:	/s/ Jay Nunes
Name:	Jay Nunes
Title:	General Manager – Mansfield

EXHIBIT A

Specifications

Allurion Part Number	Paragon Medical Part Number	Description
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

EXHIBIT B

Pricing

Allurion Part Number	Paragon Medical Part Number	Description	Annual Unit Volumes	Unit Price
[***]	[***]	[***]	[***]	[***]
			[***]	[***]
[***]	[***]	[***]	[***]	[***]
			[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
			[***]	[***]
[***]	[***]	[***]	[***]	[***]
			[***]	[***]
[***]	[***]	[***]	[***]	[***]
			[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]